UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) January 11, 2007
Health Care REIT, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8923 (Commission File Number)	34-1096634 (IRS Employer Identification No.)

One SeaGate, Suite 1500, Toledo, Ohio (Address of principal executive offices)	43604 (Zip Code)
Registrant’s telephone number, including area code (419) 247-2800

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On January 11, 2007, Health Care REIT, Inc. (“Health Care REIT”) announced that its Windrose Medical Properties Division entered into an agreement to purchase a portfolio of medical office buildings from affiliates of Rendina Companies. As part of the transaction, Health Care REIT also agreed to acquire Paramount Real Estate Services, the property management group of Rendina Companies. The press release annoucing the transaction is posted on Health Care REIT’s Web site (www.hcreit.com) under the heading “News & Events.” A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.
99.1    Press release dated January 11, 2007.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant had duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

HEALTH CARE REIT, INC.
	By:	/s/ GEORGE L. CHAPMAN
George L. Chapman Its: Chairman of the Board and Chief Executive Officer
Dated: January 11, 2007